UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Smith Barney Investment Funds Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30
Date of reporting period: September 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

                    The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY GROUP SPECTRUM FUND CLASSIC SERIES | ANNUAL REPORT | SEPTEMBER 30, 2004

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

FUND OBJECTIVE

The Smith Barney Group Spectrum Fund seeks capital appreciation. The fund seeks to outperform the S&P 500 Index by investing in the common stocks that comprise the sub-industries of the S&P 500 Index that have been determined by the Smith Barney Group Spectrum Allocation Model as likely to outperform the entire S&P 500 Index.

FUND FACTS

FUND INCEPTION

October 30, 2000

Classic Series

Annual Report • September 30, 2004 SMITH BARNEY GROUP SPECTRUM FUND

What’s Inside

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

The broad U.S. stock market, as measured by the S&P 500 Index[i], posted solid results during the one-year period ended September 30, 2004. During this time, the fund participated in the rally, although it lagged its benchmark on a relative basis. On the following pages, you’ll find a more detailed review of the fund’s performance and investment strategy from its portfolio manager.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

Special Shareholder Notice

On October 21, 2004, the Board of Directors of Smith Barney Investment Funds Inc., on behalf of Smith Barney Group Spectrum Fund (the “Group Spectrum Fund”), approved a proposed reorganization pursuant to which Smith Barney Appreciation Fund Inc. (the “Appreciation Fund”) would acquire the assets and assume the liabilities of the Group Spectrum Fund in exchange for shares of the Appreciation Fund. Group Spectrum Fund would then be liquidated, and shares of Appreciation Fund would be distributed to Group Spectrum Fund’s shareholders. The reorganization would allow Group Spectrum Fund shareholders to maintain an investment in a fund with a similar investment objective and a focus on medium- and large-capitalization U.S. equities.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of Group Spectrum Fund. Proxy materials describing the proposed reorganization will be mailed on or about December 3, 2004, to Group Spectrum Fund shareholders of record on November 15, 2004, in anticipation of a meeting of shareholders expected to be held on January 28, 2005. If approved by Group Spectrum Fund shareholders, the reorganization will occur as soon as possible after the shareholder meeting.

1 Smith Barney Group Spectrum Fund | 2004 Annual Report

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

October 26, 2004

2 Smith Barney Group Spectrum Fund | 2004 Annual Report

MANAGER OVERVIEW

Special Shareholder Notice

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Performance Review

For the 12 months ended September 30, 2004, Class A shares of the Smith Barney Group Spectrum Fund, excluding sales charges, returned 7.89%.These shares underperformed the fund’s unmanaged benchmark, the S&P 500 Index[i], which returned 13.86% for the same period. The average return in the Lipper large-cap core funds category was 10.19%.[1] Please read on for more details on the fund’s performance.

Overview

The fund seeks to outperform the S&P 500 Index by investing (to the extent the fund is invested in equity securities) in the common stocks that comprise the sub-industries of the S&P 500 Index that have been determined by the Smith Barney Group Spectrum Allocation Model (the “Allocation Model”) as likely to outperform the entire S&P 500 Index.

By way of background for our new shareholders, the Allocation Model tracks and analyzes the more than 100 sub-industries that comprise the S&P 500 Index. Based on this analysis, a weekly “buy,” “hold,” “avoid” or “sell” recommendation is developed for each sub-industry.

In essence, the Allocation Model is utilized to create a simulated or “paper portfolio” that “buys” and “sells” securities of sub-industries based on its recommendations. The Allocation Model “buys” an entire group of stocks; it does not have the ability to discriminate and pick only the technically stronger-looking companies in the sub-industry. If a sub-industry is downgraded during any week from “hold” to “avoid,” and it appears in the Allocation Model, the group of securities that comprise that sub-industry generally is sold. Cash may build in the Allocation Model to the extent that there are sufficient downgrades (from “hold” to “avoid,” for example). Market timing — the practice of attempting to time the exact purchase and sale of securities when their price bottoms or peaks — plays no role in the Allocation Model’s cash position.

PERFORMANCE SNAPSHOT AS OF SEPTEMBER 30, 2004 (excluding sales charges)

	6 Months	12 Months

Class A Shares – Group Spectrum Fund	-1.15%	7.89%
S&P 500 Index	-0.18%	13.86%
Lipper Large-Cap Core Funds Category Average	-2.05%	10.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned -1.53% and Class C shares returned -1.53% over the six months ended September 30, 2004. Excluding sales charges, Class B shares returned 7.04% and Class C shares returned 7.17% over the 12 months ended September 30, 2004.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended September 30, 2004, calculated among the 974 funds for the six-month period and among the 953 funds for the 12-month period, in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended September 30, 2004, calculated among the 953 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

3 Smith Barney Group Spectrum Fund | 2004 Annual Report

In managing the fund’s portfolio, we seek to replicate the performance of the Allocation Model by basing our investment decisions on the recommendations of the Allocation Model. Once the Allocation Model deems a sub-industry of the S&P 500 Index to be technically stronger, the fund purchases the securities of all companies in the sub-industry. Just as the Allocation Model does not select individual securities within a sub-industry, the fund does not select securities based on their individual potential to outperform the S&P 500 Index. Conversely, when the Allocation Model downgrades a sub-industry from “hold” to “avoid,” the fund will sell the securities of each issuer within the sub-industry. To the extent the recommendations of the Allocation Model or other factors do not permit the fund to be fully invested in stocks, those assets are generally allocated to money market instruments, also referred to in this Manager’s Overview as “cash”. In essence, when the Allocation Model does not identify enough sub-industries of the S&P 500 Index that are attractive to own, the fund generally invests in cash.

Fund Performance

For the 12 months ended September 30, 2004, the fund underperformed its benchmark index due mostly to its large cash position. While the overall market performed well over the 12 months ended September 30, 2004, there were frequent periods in the intervening weeks when our technical disciplines could not identify sub-industries that, in the Model’s evaluation, were attractive enough to own. At these times, the fund tended to maintain more significant positions in cash, which generally hurt performance against the index when the market rallied. As of September 30, 2004, the fund’s cash position was 11.13% of the fund’s total assets, although that is subject to change.

Portfolio Positioning

As of September 30, the fund was overweighted in the energy sector versus the benchmark. This helped relative results because energy was the strongest performing sector in the index over the last year. An underweighting in the information technology sector also enhanced relative results over the last year. Conversely, the fund’s underweight versus the benchmark in the financial sector had a negative impact on performance.

Looking ahead, there are still significant uncertainties with respect to the amount of Federal Reserve Board tightening to come, the November U.S. Presidential election, and corporate earnings growth in 2005. It appears that the current lack of direction in the market, as evidenced by the recent fairly narrow trading range of the S&P 500 Index, may be a sign of investors’ wait-and-see attitude about oil prices, the economy, and potential terrorism through the end of the year. The stock market’s uncertainty over the past several months may be a signal that the economic recovery may not last. However, relatively low interest rates, coupled with steady, if not robust, economic growth and continued strong corporate profits, may provide a positive environment for equities in 2005.

Thank you for your investment in the Smith Barney Group Spectrum Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Kevin Kopczynski
Vice President and Investment Officer

October 26, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investors in the fund could lose money if the Allocation Model’s sub-industry recommendations are incorrect; if the U.S. stock markets perform poorly relative to other types of investments; if the fund is unable to achieve a high correlation with the performance of the Allocation Model. The fund may concentrate its investments in certain sectors, which may increase the fund’s volatility. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

4 Smith Barney Group Spectrum Fund | 2004 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown†
March 31, 2004	September 30, 2004

†	As a percentage of total investments. Please note that portfolio holdings are subject to change.

5 Smith Barney Group Spectrum Fund | 2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on April 1, 2004 and held for the six months ended September 30, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)

Class A	(1.15)%	$1,000.00	$988.50	1.17%	$5.82

Class B	(1.53)	1,000.00	984.70	1.93	9.58

Class C (4)	(1.53)	1,000.00	984.70	1.92	9.53

(1)	For the six months ended September 30, 2004.
(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

6 Smith Barney Group Spectrum Fund | 2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)

Class A	5.00%	$1,000.00	$1,019.15	1.17%	$5.91

Class B	5.00	1,000.00	1,015.35	1.93	9.72

Class C (3)	5.00	1,000.00	1,015.40	1.92	9.67

(1)	For the six months ended September 30, 2004.
(2)
Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

7 Smith Barney Group Spectrum Fund | 2004 Annual Report

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class A		Class B		Class C(2)

Twelve Months Ended 9/30/04	7.89%		7.04%		7.17%

Inception* through 9/30/04	(6.8	5)	(7.5	8)	(7.5	5)

	With Sales Charges(3)

	Class A	Class B	Class C(2)

Twelve Months Ended 9/30/04	2.50%	2.04%	6.17%

Inception* through 9/30/04	(8.06)	(8.05)	(7.55)

Cumulative Total Returns† (unaudited)
Without Sales Charges(1)

Class A (Inception* through 9/30/04)	(24.27)%

Class B (Inception* through 9/30/04)	(26.56)

Class C (2) (Inception* through 9/30/04	(26.47)

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.

†
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date for Class A, B and C shares is October 30, 2000.

8 Smith Barney Group Spectrum Fund | 2004 Annual Report

Historical Performance (unaudited) Value of $10,000 Invested in Class A, B and C Shares of the Smith Barney Group Spectrum Fund vs. S&P 500 Index† October 2000 — September 2004

†
Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on October 30, 2000, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2004. The S&P 500 Index is composed of 500 widely held common stocks. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

9 Smith Barney Group Spectrum Fund | 2004 Annual Report

Schedule of Investments	September 30, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 82.4%
CONSUMER DISCRETIONARY — 7.5%
Hotels, Restaurants and Leisure — 2.2%
14,762	Carnival Corp.	$698,095
1,588	Darden Restaurants, Inc.	37,032
8,976	Hilton Hotels Corp.	169,108
5,337	Marriott International, Inc., Class A Shares	277,311
12,645	McDonald’s Corp.	354,439
4,000	Starbucks Corp.*	181,840
4,854	Starwood Hotels & Resorts Worldwide, Inc.	225,323
1,157	Wendy’s International, Inc.	38,875
2,924	Yum! Brands, Inc.	118,890

		2,100,913

Household Durables — 0.5%
2,995	Centex Corp.	151,128
1,136	KB Home	95,981
3,476	Leggett & Platt, Inc.	97,676
3,076	Pulte Homes, Inc.	188,774

		533,559

Internet and Catalog Retail — 0.9%
9,858	eBay Inc.*	906,345

Leisure Equipment and Products — 0.3%
8,088	Eastman Kodak Co.	260,595

Specialty Retail — 2.7%
4,602	Best Buy Co., Inc.	249,612
2,815	Circuit City Stores, Inc.	43,182
37,757	The Home Depot, Inc.	1,480,074
13,408	Lowe’s Cos., Inc.	728,725
2,261	RadioShack Corp.	64,755
2,448	The Sherwin-Williams Co.	107,614

		2,673,962

Textiles and Apparel — 0.9%
2,637	Coach, Inc.*	111,862
1,747	Jones Apparel Group, Inc.	62,543
1,509	Liz Claiborne, Inc.	56,919
6,362	NIKE, Inc., Class B Shares	501,326
1,428	Reebok International Ltd.	52,436
1,545	V.F. Corp.	76,400

		861,486

	TOTAL CONSUMER DISCRETIONARY	7,336,860

CONSUMER STAPLES — 1.0%
Food and Drug Retailing — 0.8%
6,423	CVS Corp.	270,601
16,478	Walgreen Co.	590,407

		861,008

See Notes to Financial Statements.

10 Smith Barney Group Spectrum Fund | 2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE

Food Products —0.2%
9,395	Archer-Daniels-Midland Co.	$159,527

	TOTAL CONSUMER STAPLES	1,020,535

ENERGY — 21.4%
Energy Equipment and Services — 2.9%
9,302	Baker Hughes Inc.	406,683
4,501	BJ Services Co.	235,897
12,306	Halliburton Co.	414,589
3,791	Nabors Industries, Ltd.*	179,504
3,412	Noble Corp.*	153,369
2,741	Rowan Cos., Inc.*	72,362
16,458	Schlumberger Ltd.	1,107,788
8,178	Transocean Inc.*	292,609

		2,862,801

Oil and Gas — 18.5%
2,549	Amerada Hess Corp.	226,861
6,991	Anadarko Petroleum Corp.	463,923
9,109	Apache Corp.	456,452
1,920	Ashland, Inc.	107,674
11,030	Burlington Resources, Inc.	450,024
59,581	ChevronTexaco Corp.	3,195,925
19,264	ConocoPhillips	1,596,022
6,754	Devon Energy Corp.	479,602
3,292	EOG Resources, Inc.	216,778
181,963	Exxon Mobil Corp.	8,794,272
4,219	Kerr-McGee Corp.	241,538
9,679	Marathon Oil Corp.	399,549
10,956	Occidental Petroleum Corp.	612,769
2,035	Sunoco, Inc.	150,549
7,397	Unocal Corp.	318,071
3,454	Valero Energy Corp.	277,045

		17,987,054

	TOTAL ENERGY	20,849,855

FINANCIALS — 11.8%
Banks — 9.6%
3,150	AmSouth Bancorp.	76,860
74,210	Bank of America Corp.	3,215,519
4,939	BB&T Corp.	196,029
3,126	Comerica Inc.	185,528
5,077	Fifth Third Bancorp	249,890
1,100	First Horizon National Corp.	47,696
2,046	Huntington Bancshares Inc.	50,966
3,623	KeyCorp	114,487
1,042	M&T Bank Corp.	99,719
1,985	Marshall & Ilsley Corp.	79,995
5,904	National City Corp.	228,012
2,781	North Fork Bancorp., Inc.	123,615
2,515	PNC Financial Services Group	136,062
4,115	Regions Financial Corp.	136,042

See Notes to Financial Statements.

11 Smith Barney Group Spectrum Fund | 2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE

Banks — 9.6% (continued)
2,964	SouthTrust Corp.	$123,480
3,192	SunTrust Banks, Inc.	224,749
2,756	Synovus Financial Corp.	72,069
34,286	U.S. Bancorp	990,865
23,888	Wachovia Corp.	1,121,542
30,808	Wells Fargo & Co.	1,837,081
797	Zions Bancorporation	48,649

		9,358,855

Diversified Financials — 0.3%
4,052	Moody’s Corp.	296,809

Insurance — 1.2%
5,932	AFLAC, Inc.	232,594
1,596	Jefferson-Pilot Corp.	79,257
2,058	Lincoln National Corp.	96,726
8,774	MetLife, Inc.	339,115
6,070	Prudential Financial, Inc.	285,533
1,282	Torchmark Corp.	68,177
3,467	UnumProvident Corp.	54,397

		1,155,799

Real Estate — 0.7%
1,297	Apartment Investment and Management Co., Class A Shares	45,110
5,521	Equity Office Properties Trust	150,447
3,846	Equity Residential	119,226
2,512	Plum Creek Timber Co., Inc.	87,995
2,491	ProLogis	87,783
2,852	Simon Property Group, Inc.	152,953

		643,514

	TOTAL FINANCIALS	11,454,977

HEALTHCARE — 3.6%
Biotechnology — 1.9%
17,461	Amgen Inc.*	989,689
4,667	Biogen Idec Inc.*	285,480
2,589	Chiron Corp.*	114,434
3,144	Genzyme Corp.*	171,065
5,938	Gilead Sciences, Inc.*	221,962
3,437	MedImmune, Inc.*	81,457

		1,864,087

Healthcare Equipment and Supplies — 0.1%
2,783	Applera Corp. — Applied Biosystems Group	52,515
526	Bausch & Lomb, Inc.	34,953
486	Millipore Corp.*	23,255

		110,723

Healthcare Providers and Services — 1.6%
2,191	Aetna, Inc.	218,947
1,993	Anthem, Inc.*	173,889
1,948	CIGNA Corp.	135,639
2,257	Humana, Inc.*	45,095

See Notes to Financial Statements.

12 Smith Barney Group Spectrum Fund | 2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE

Healthcare Providers and Services — 1.6% (continued)
9,415	UnitedHealth Group Inc.	$694,262
2,237	WellPoint Health Networks, Inc.*	235,086

		1,502,918

	TOTAL HEALTHCARE	3,477,728

INDUSTRIALS — 21.2%
Aerospace and Defense — 3.5%
15,525	The Boeing Co.	801,400
3,697	General Dynamics Corp.	377,464
2,196	Goodrich Corp.	68,867
8,228	Lockheed Martin Corp.	458,958
6,630	Northrop Grumman Corp.	353,578
8,343	Raytheon Co.	316,867
3,274	Rockwell Collins, Inc.	121,596
9,462	United Technologies Corp.	883,562

		3,382,292

Air Freight and Couriers — 3.1%
8,044	FedEx Corp.	689,290
1,724	Ryder Systems, Inc.	81,097
30,110	United Parcel Service, Inc., Class B Shares	2,285,951

		3,056,338

Building Products — 0.7%
5,876	American Standard Cos. Inc.*	228,635
879	Crane Co.	25,421
11,903	Masco Corp.	411,011

		665,067

Commercial Services and Supplies — 0.1%
2,338	R.R. Donnelley & Sons Co.	73,226

Construction and Engineering — 0.0%
1,185	Fluor Corp.	52,756

Industrial Conglomerates — 10.3%
15,284	3M Co.	1,222,261
206,183	General Electric Co.	6,923,625
15,898	Honeywell International Inc.	570,102
2,706	Textron, Inc.	173,915
39,228	Tyco International Ltd.	1,202,730

		10,092,633

Machinery — 2.1%
4,037	Caterpillar Inc.	324,777
515	Cummins Inc.	38,053
4,509	Danaher Corp.	231,222
2,923	Deere & Co.	188,680
2,974	Dover Corp.	115,599
2,224	Eaton Corp.	141,024
4,421	Illinois Tool Works, Inc.	411,905
2,535	Ingersoll-Rand Co. Ltd., Class A Shares	172,304
1,367	ITT Industries, Inc.	109,346
822	Navistar International Corp.*	30,570

See Notes to Financial Statements.

13 Smith Barney Group Spectrum Fund | 2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE

Machinery — 2.1% (continued)
2,044	PACCAR Inc.	$141,281
1,847	Pall Corp.	45,215
1,765	Parker-Hannifin Corp.	103,888

		2,053,864

Road and Rail — 1.4%
10,206	Burlington Northern Santa Fe Corp.	390,992
5,887	CSX Corp.	195,448
10,790	Norfolk Southern Corp.	320,895
7,105	Union Pacific Corp.	416,353

		1,323,688

	TOTAL INDUSTRIALS	20,699,864

INFORMATION TECHNOLOGY — 0.8%
Internet Software and Services — 0.8%
24,408	Yahoo! Inc.*	827,675

MATERIALS — 3.8%
Chemicals — 2.3%
6,667	Air Products & Chemicals, Inc.	362,551
8,633	The Dow Chemical Co.	390,039
9,171	E.I. du Pont de Nemours & Co.	392,519
715	Eastman Chemical Co.	33,998
4,531	Ecolab Inc.	142,455
1,143	Engelhard Corp.	32,404
893	Great Lakes Chemical Corp.	22,861
1,027	Hercules, Inc.*	14,635
1,658	International Flavors & Fragrances, Inc.	63,336
1,578	PPG Industries, Inc.	96,700
9,531	Praxair, Inc.	407,355
3,948	Rohm and Haas Co.	169,646
1,216	Sigma-Aldrich Corp.	70,528

		2,199,027

Construction Materials — 0.1%
2,847	Vulcan Materials Co.	145,055

Metals and Mining — 1.0%
1,454	Allegheny Technologies Inc.	26,535
4,164	Freeport-McMoRan Copper & Gold, Inc., Class B Shares	168,642
7,934	Newmont Mining Corp.	361,235
1,210	Nucor Corp.	110,558
2,211	Phelps Dodge Corp.	203,478
1,730	United States Steel Corp.	65,083
1,332	Worthington Industries, Inc.	28,438

		963,969

Paper and Forest Products — 0.4%
2,109	Louisiana-Pacific Corp.	54,729
4,622	Weyerhaeuser Co.	307,271

		362,000

	TOTAL MATERIALS	3,670,051

See Notes to Financial Statements.

14 Smith Barney Group Spectrum Fund | 2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE

TELECOMMUNICATION SERVICES — 5.2%
Diversified Telecommunication Services — 4.5%
4,240	ALLTEL Corp.	$232,818
10,932	AT&T Corp.	156,546
25,185	BellSouth Corp.	683,017
1,857	CenturyTel, Inc.	63,584
4,561	Citizens Communications Co.	61,072
24,969	Qwest Communications International Inc.*	83,147
45,585	SBC Communications Inc.	1,182,931
19,983	Sprint Corp., FON Group	402,258
38,085	Verizon Communications Inc.	1,499,787

		4,365,160

Wireless Telecommunication Services — 0.7%
29,647	AT&T Wireless Services, Inc.*	438,183
12,094	Nextel Communications, Inc., Class A Shares*	288,321

		726,504

	TOTAL TELECOMMUNICATION SERVICES	5,091,664

UTILITIES — 6.1%
Electric Utilities — 5.1%
3,052	Allegheny Energy, Inc.*	48,710
4,665	Ameren Corp.	215,290
9,501	American Electric Power Co., Inc.	303,652
7,385	CenterPoint Energy, Inc.	76,509
4,336	Cinergy Corp.	171,706
3,872	CMS Energy Corp.*	36,861
5,798	Consolidated Edison, Inc.	243,748
4,171	DTE Energy Co.	175,974
7,823	Edison International	207,388
5,448	Entergy Corp.	330,203
15,852	Exelon Corp.	581,610
7,920	FirstEnergy Corp.	325,354
4,448	FPL Group, Inc.	303,887
9,627	PG&E Corp.*	292,661
2,192	Pinnacle West Capital Corp.	90,968
4,536	PPL Corp.	214,008
5,926	Progress Energy, Inc.	250,907
17,726	The Southern Co.	531,425
4,773	TECO Energy, Inc.	64,579
7,127	TXU Corp.	341,526
9,601	Xcel Energy, Inc.	166,289

		4,973,255

Gas Utilities — 0.7%
17,320	El Paso Corp.	159,171
4,489	KeySpan Corp.	175,969
3,338	Kinder Morgan, Inc.	209,693
1,250	Nicor, Inc.	45,875
1,067	Peoples Energy Corp.	44,473

		635,181

See Notes to Financial Statements.

15 Smith Barney Group Spectrum Fund | 2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE

Multi-Utilities — 0.3%
7,385	NiSource Inc.	$155,159
14,114	The Williams Cos., Inc.	170,779

		325,938

	TOTAL UTILITIES	5,934,374

	TOTAL COMMON STOCK
	(Cost — $74,405,635)	80,363,583

FACE
AMOUNT

REPURCHASE AGREEMENTS — 11.3%
$ 5,000,000	Bank of America Securities LLC dated 9/30/04, 1.830% due 10/1/04;
	Proceeds at maturity — $5,000,254;
	(Fully collateralized by various U.S. Government Agency Obligations, 0.000%
	to 6.625% due 2/14/05 to 10/15/14; Market value — $5,100,003)	5,000,000
1,082,000	Deutsche Bank Securities Inc. dated 9/30/04, 1.830% due 10/1/04; Proceeds at
	maturity — $1,082,055;
	(Fully collateralized by various U.S. Government Agency Obligations
	4.500% to 10.380% due 9/15/14 to 9/15/34; Market value — $1,103,640)	1,082,000
5,000,000	UBS Securities LLC dated 9/30/04, 1.850% due 10/1/04;
	Proceeds at maturity — $5,000,257;
	(Fully collateralized by various U.S. Government Agency Obligations,
	0.000% to 8.875% due 1/15/05 to 5/15/30; Market value — $5,100,008)	5,000,000

	TOTAL REPURCHASE AGREEMENTS
	(Cost — $11,082,000)	11,082,000

	TOTAL INVESTMENTS — 93.7% (Cost — $85,487,635**)	91,445,583
	Other Assets in Excess of Liabilities — 6.3%	6,112,606

	TOTAL NET ASSETS — 100.0%	$97,558,189

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $85,718,678.

See Notes to Financial Statements.

16 Smith Barney Group Spectrum Fund | 2004 Annual Report

Statement of Assets and Liabilities	September 30, 2004

ASSETS:
Investments, at value (Cost — $74,405,635)	$80,363,583
Repurchase agreements, at value (Cost — $11,082,000)	11,082,000
Cash	528
Receivable for securities sold	7,958,815
Dividends and interest receivable	116,907
Receivable for Fund shares sold	1,771
Prepaid expenses	29,226

Total Assets	99,552,830

LIABILITIES:
Payable for securities purchased	1,727,387
Payable for Fund shares reacquired	88,154
Management fee payable	40,982
Distribution plan fees payable	34,186
Accrued expenses	103,932

Total Liabilities	1,994,641

Total Net Assets	$97,558,189

NET ASSETS:
Par value of capital shares
($0.001 par value, 10,000,000,000 shares authorized)	$11,621
Capital paid in excess of par value	201,254,135
Accumulated net investment income	225,055
Accumulated net realized loss from investment transactions and equity swap
contracts	(109,890,570)
Net unrealized appreciation of investments	5,957,948

Total Net Assets	$97,558,189

Shares Outstanding:
Class A	1,372,847

Class B	2,454,290

Class C	7,793,660

Net Asset Value:
Class A (and redemption price)	$8.61

Class B*	$8.36

Class C*	$8.37

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$9.06

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

17 Smith Barney Group Spectrum Fund | 2004 Annual Report

Statement of Operations	For the Year Ended September 30, 2004

INVESTMENT INCOME:
Dividends	$1,877,006
Interest	226,877

Total Investment Income	2,103,883

EXPENSES:
Distribution plan fees (Notes 2 and 4)	1,118,566
Management fee (Note 2)	797,437
Transfer agency services (Notes 2 and 4)	152,091
Custody	98,013
Shareholder communications (Note 4)	52,002
Audit and legal	41,039
Registration fees	15,317
Directors’ fees	12,339
License fees	9,782
Other	6,585

Total Expenses	2,303,171

Less: Investment advisory fee waiver (Notes 2 and 7)	(66,347)

Net Expenses	2,236,824

Net Investment Loss	(132,941)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND EQUITY SWAP CONTRACTS (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	14,130,203
Equity swap contracts	(345,513)

Net Realized Gain	13,784,690

Net Decrease in Unrealized Appreciation	(3,316,890)

Net Gain on Investments and Equity Swap Contracts	10,467,800

Increase in Net Assets From Operations	$10,334,859

See Notes to Financial Statements.

18 Smith Barney Group Spectrum Fund | 2004 Annual Report

Statements of Changes in Net Assets	For the Year Ended September 30,

	2004	2003

OPERATIONS:
Net investment loss	$(132,941)	$(790,318)
Net realized gain (loss)	13,784,690	(10,226,140)
Net increase (decrease) in unrealized appreciation	(3,316,890)	14,765,254

Increase in Net Assets From Operations	10,334,859	3,748,796

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	1,884,442	7,675,731
Cost of shares reacquired	(57,947,062)	(46,939,493)

Decrease in Net Assets From Fund Share Transactions	(56,062,620)	(39,263,762)

Decrease in Net Assets	(45,727,761)	(35,514,966)

NET ASSETS:
Beginning of year	143,285,950	178,800,916

End of year*	$97,558,189	$143,285,950

* Includes accumulated net investment income of:	$225,055	—

See Notes to Financial Statements.

19 Smith Barney Group Spectrum Fund | 2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares(1)	2004		2003	2002	2001(2)

Net Asset Value, Beginning of Year	$7.98		$7.71	$9.16	$11.40

Income (Loss) From Operations:
Net investment income	0.05		0.01	0.04	0.10
Net realized and unrealized gain (loss)	0.58		0.26	(1.49)	(2.31)

Total Income (Loss) From Operations	0.63		0.27	(1.45)	(2.21)

Less Distributions From:
Net investment income	—		—	—	(0.03)

Total Distributions	—		—	—	(0.03)

Net Asset Value, End of Year	$8.61		$7.98	$7.71	$9.16

Total Return(3)	7.89%		3.50%	(15.83)%	(19.43)%‡

Net Assets, End of Year (000s)	$11,814		$16,161	$18,665	$33,253

Ratios to Average Net Assets:
Expenses	1.16	%(4)	1.11%	1.23%	1.18%†
Net investment income	0.56		0.17	0.49	1.05 †

Portfolio Turnover Rate	351%		371%	375%	265%

Class B Shares(1)	2004		2003	2002	2001(2)

Net Asset Value, Beginning of Year	$7.81		$7.61	$9.11	$11.40

Income (Loss) From Operations:
Net investment income (loss)	(0.02)		(0.05)	(0.02)	0.03
Net realized and unrealized gain (loss)	0.57		0.25	(1.48)	(2.30)

Total Income (Loss) From Operations	0.55		0.20	(1.50)	(2.27)

Less Distributions From:
Net investment income	—		—	—	(0.02)

Total Distributions	—		—	—	(0.02)

Net Asset Value, End of Year	$8.36		$7.81	$7.61	$9.11

Total Return(3)	7.04%		2.63%	(16.47)%	(19.97)%‡

Net Assets, End of Year (000s)	$20,527		$28,348	$33,160	$55,932

Ratios to Average Net Assets:
Expenses	1.92	%(4)	1.88%	1.98%	1.93%†
Net investment income (loss)	(0.20)		(0.59)	(0.27)	0.29 †

Portfolio Turnover Rate	351%		371%	375%	265%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period October 30, 2000 (inception date) to September 30, 2001.
(3)
Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)
The investment manager waived a portion of its management fee for the year ended September 30, 2004. If such fees were not waived, the actual expense ratios for Class A and Class B shares would have been 1.22% and 1.97%, respectively.

‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

20 Smith Barney Group Spectrum Fund | 2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares(1)	2004		2003	2002	2001(2)

Net Asset Value, Beginning of Year	$7.81		$7.61	$9.11	$11.40

Income (Loss) From Operations:
Net investment income (loss)	(0.02)		(0.04)	(0.02)	0.03
Net realized and unrealized gain (loss)	0.58		0.24	(1.48)	(2.30)

Total Income (Loss) From Operations	0.56		0.20	(1.50)	(2.27)

Less Distributions From:
Net investment income	—		—	—	(0.02)

Total Distributions	—		—	—	(0.02)

Net Asset Value, End of Year	$8.37		$7.81	$7.61	$9.11

Total Return(3)	7.17%		2.63%	(16.47)%	(19.97)%‡

Net Assets, End of Year (000s)	$65,217		$98,777	$126,976	$229,096

Ratios to Average Net Assets:
Expenses	1.91	%(4)	1.86%	1.97%	1.92%†
Net investment income (loss)	(0.20)		(0.57)	(0.25)	0.31 †

Portfolio Turnover Rate	351%		371%	375%	265%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period October 30, 2000 (inception date) to September 30, 2001.
(3)
Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment manager waived a portion of its management fee for the year ended September 30, 2004. If such fees were not waived, the actual expense ratio for Class C shares would have been 1.96%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

21 Smith Barney Group Spectrum Fund | 2004 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Smith Barney Group Spectrum Fund (“Fund”), a separate investment of the Smith Barney Investment Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked price. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investme n ts at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value. Securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Equity Swap Contracts. The Fund has the ability to enter into equity index swap contracts. The Fund enters into these contracts to gain exposure to certain equity market sectors. The Fund will record the difference between the initial value of the index underlying the swap contract and the closing value of such index. These differences are netted out in cash settlement periodically, with the Fund receiving or paying, as the case may be, only the net amount of the two differences.

(d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

(e) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

22 Smith Barney Group Spectrum Fund | 2004 Annual Report

Notes to Financial Statements (continued)

(f) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

(g) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Class specific expenses are charged to each class; management fees, general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis.

(i) Federal Income Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law a withholding tax may be imposed on interest, dividends, and capital gain at various rates.

(j) Year End Tax Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $357,996 has been reclassified between accumulated net investment income and accumulated net realized loss from investment transactions and equity swap contracts as a result of permanent differences attributable primarily to book/tax differences in the treatment of equity swap contracts. This reclassification has no effect on net assets or net asset values per share.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended September 30, 2004, SBFM waived a portion of its management fee in the amount of $66,347.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended September 30, 2004, the Fund paid transfer agent fees of $122,605 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor. For the year ended September 30, 2004, CGM and its affiliates did not receive any brokerage commissions.

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

23 Smith Barney Group Spectrum Fund | 2004 Annual Report

Notes to Financial Statements (continued)

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2004, CGM received sales charges of approximately $3,000 and $3,000 on sales of the Fund’s Class A and C shares, respectively. In addition, for the year ended September 30, 2004, CDSCs paid to CGM were approximately $129,000 for the Fund’s Class B shares.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2004 , the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$355,912,433

Sales	387,330,789

At September 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$6,224,435
Gross unrealized depreciation	(497,530)

Net unrealized appreciation	$5,726,905

At September 30, 2004, the Fund had no equity swap agreements outstanding.

At September 30, 2004, the Fund did not have any securities on loan.

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares, calculated at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the year ended September 30, 2004 , total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$36,091	$247,191	$835,284

For the year ended September 30, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C

Transfer Agency Service Expenses	$17,063	$30,869	$104,159

For the year ended September 30, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C

Shareholder Communication Expenses	$6,948	$11,320	$33,734

24 Smith Barney Group Spectrum Fund | 2004 Annual Report

Notes to Financial Statements (continued)

5. Capital Shares

At September 30, 2004, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2004		Year Ended September 30, 2003

	Shares	Amount	Shares	Amount

Class A
Shares sold	94,813	$811,214	194,728	$1,514,166
Shares reacquired	(747,944)	(6,389,684)	(589,261)	(4,546,653)

Net Decrease	(653,131)	$(5,578,470)	(394,533)	$(3,032,487)

Class B
Shares sold	35,032	$291,900	315,358	$2,395,572
Shares reacquired	(1,209,748)	(10,115,543)	(1,043,754)	(7,948,376)

Net Decrease	(1,174,716)	$(9,823,643)	(728,396)	$(5,552,804)

Class C†
Shares sold	92,927	$781,328	495,412	$3,765,993
Shares reacquired	(4,939,108)	(41,441,835)	(4,537,804)	(34,444,464)

Net Decrease	(4,846,181)	$(40,660,507)	(4,042,392)	$(30,678,471)

†	Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

6. Income Tax Information and Distributions to Shareholders As of September 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$225,055
Undistributed long-term capital gains	—

Total undistributed earnings	$225,055

Capital loss carryforward	$(109,659,527	)*
Unrealized appreciation	5,726,905	**

Total accumulated losses	$(103,707,567)

*

On September 30, 2004, the Fund had a net capital loss carryforward of $109,659,527, of which $72,795,214 expires in 2010, and $36,864,313 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

25 Smith Barney Group Spectrum Fund | 2004 Annual Report

Notes to Financial Statements (continued)

7. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

8. Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive br okerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

26 Smith Barney Group Spectrum Fund | 2004 Annual Report

Notes to Financial Statements (continued)

9. Subsequent Event

On October 21, 2004, the Board of Directors of Smith Barney Investment Funds Inc., on behalf of Smith Barney Group Spectrum Fund (the “Group Spectrum Fund”), approved a proposed reorganization pursuant to which Smith Barney Appreciation Fund Inc. (the “Appreciation Fund”) would acquire the assets and assume the liabilities of the Group Spectrum Fund in exchange for shares of the Appreciation Fund.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of Group Spectrum Fund. Proxy materials describing the proposed reorganization will be mailed on or about December 3, 2004, to Group Spectrum Fund shareholders of record on November 15, 2004, in anticipation of a meeting of shareholders expected to be held on January 28, 2005. If approved by Group Spectrum Fund shareholders, the reorganization will occur as soon as possible after the shareholder meeting.

27 Smith Barney Group Spectrum Fund | 2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Group Spectrum Fund of Smith Barney Investment Funds Inc. (“Fund”) as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from October 30, 2000 (inception date) to September 30, 2001. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from October 30, 2000 to September 30, 2001, in conformity with U.S. generally accepted accounting principles.

New York , New York November 19, 2004

28 Smith Barney Group Spectrum Fund | 2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Group Spectrum Fund (“Fund”) are managed under the direction of the Board of Directors of Smith Barney Investment Funds Inc. (“Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company’s Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director

Non-Interested Directors:

Paul R. Ades Paul R. Ades, PLLC 181 West Main Street , Suite C Babylon , NY 11702 Age 64	Director	Since 1994	Law Firm of Paul R. Ades PLLC; Partner in Law Firm of Murov & Ades, Esq. (1970-2000)	15	None

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston , MA 02163 Age 67	Director	Since 1981	Professor, Harvard Business School	49	None

Frank G. Hubbard Avatar International, Inc. 87 Whittredge Road Summit , NJ 07901 Age 67	Director	Since 1993	President of Avatar International, Inc. (business development) (since 1998); Vice President of S&S Industries (chemical distribution) (1995-1998)	15	None

Jerome H. Miller c/o R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Age 66	Director	Since 1998	Retired	15	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Age 63	Director	Since 1994	President of Young Stuff Apparel Group, Inc. (Since 1963)	15	None

29 Smith Barney Group Spectrum Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Directors:

R. Jay Gerken, CFA** CAM 399 Park Avenue , 4th Floor New York , NY 10022 Age 53	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management, Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000)	219	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 10th Floor New York, NY 10004 Age 48	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice
President and Chief Administrative
Officer of mutual funds associated
with Citigroup Inc.; Head of
International Funds Administration
of CAM (from 2001 to 2003);
Director of Global Funds
Administration of CAM (from 2000
to 2001); Head of U.S. Citibank
Funds Administration of CAM (from
			1998 to 2000)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 39	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Controller of certain mutual funds associated with Citigroup (since 2002)	N/A	N/A

Kevin Kopczynski CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Age 39	Vice President and Investment Officer	Since 2000	Director of CGM	N/A	N/A

30 Smith Barney Group Spectrum Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 41	Chief Anti-Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer
Chief Compliance Officer	Since 2004	and Vice President of certain
mutual funds associated with
Citigroup; Director of Compliance,
Europe, the Middle East and Africa,
Citigroup Asset Management (from
1999 to 2000); Compliance Officer,
Salomon Brothers Asset
Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Age 49	Secretary and Chief Legal Officer	Since 2003	Managing Director and General
Counsel of Global Mutual Funds for
CAM and its predecessor (since
1994); Secretary of CFM; Secretary
and Chief Legal Officer of mutual
			funds associated with Citigroup Inc.	N/A	N/A

__________________
*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

31 Smith Barney Group Spectrum Fund | 2004 Annual Report

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SMITH BARNEY GROUP SPECTRUM FUND

DIRECTORS	INVESTMENT MANAGER
Paul R. Ades	Smith Barney Fund
Dwight B. Crane	Management LLC
R. Jay Gerken, CFA
Chairman
Frank G. Hubbard	DISTRIBUTOR
Jerome H. Miller	Citigroup Global Markets Inc.
Ken Miller

CUSTODIAN
State Street Bank and
OFFICERS	Trust Company
R. Jay Gerken, CFA
President and Chief
Executive Officer	TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
Andrew B. Shoup	New York, New York 10004
Senior Vice President and
Chief Administrative Officer
SUB-TRANSFER AGENT
PFPC Inc.
Kaprel Ozsolak	P.O. Box 9699
Chief Financial Officer	Providence, Rhode Island
and Treasurer	02940-9699

Kevin Kopczynski
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Investment Funds Inc.

Smith Barney Group Spectrum Fund

The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. – Smith Barney Group Spectrum Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY GROUP SPECTRUM FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2003 Citigroup Global Markets Inc. Member NASD, SIPC

FD02395 11/04	04-7380

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, a Member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Investment Funds Inc. were $23,750 and $23,750 for the years ended 9/30/04 and 9/30/03.

(b)	Audit-Related Fees for the Smith Barney Investment Funds Inc. were $0 and $0 for the years ended 9/30/04 and 9/30/03.

(c)	Tax Fees for Smith Barney Investment Funds Inc. were $2,500 and $2,500 for the years ended 9/30/04 and 9/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Investment Funds Inc.

(d)	All Other Fees for Smith Barney Investment Funds Inc. were $0 and $0 for the years ended 9/30/04 and 9/30/03.

(e)	(1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Group Spectrum Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03; Tax Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03; and Other Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Investment Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Funds Inc. were $0 and $0 for the years ended 9/30/04 and 9/30/03.

(h)	Yes. The Smith Barney Investment Funds Inc.' Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Investment Funds Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Investment Funds Inc.

Date: December 1, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Investment Funds Inc.

Date: December 1, 2004

By:	/s/ Kaprel Ozsolak Kaprel Ozsolak Chief Financial Officer of Smith Barney Investment Funds Inc.

Date: December 1, 2004